                  AMENDMENT to DISTRIBUTORSHIP AGREEMENT


  This Amendment Agreement (this "Amendment") is made and entered into
this    day of November 1996, by and among INVITRO INTERNATIONAL, a California corporation ("INVITRO"), and MIRAGEN INC., a California corporation ("MIRAGEN"), with reference to that certain Distributorship Agreement between the parties dated March 11, 1996 (the "Distributorship Agreement").

A. The parties agree that the definition of "Institutional Markets" contained in paragraph B of the recitals to the Distributorship Agreement is hereby amended as follows:

        For the purposes of this Agreement, the term "Institutional Markets" shall mean (i) hospitals, birthing facilities and all similar obstetric facilities providing for the delivery of newborn infants; (ii) neonatologists, gynecologists, pediatricians, child birth educators, lactation consultants and other health care professionals providing for the professional care and education of pregnant women, new mothers and/or newborn infants; and (iii) any dissemination of sales and/or advertising materials through the facilities or channels of distribution represented by any of the above-referenced institutional markets and acceptance of orders so solicited.

B. The parties agree that Section 4.1(b) of the Distributorship Agreement is hereby amended to extend the minimum secure storage period from 16 to 18 years, as follows:

                    "(b) During the term of this Agreement and after the expiration of this Agreement, MIRAGEN further covenants and agrees to maintain and preserve in its secure freezer, or similar designated storage facility, all samples mailed or otherwise delivered to MIRAGEN resulting from the sale and use of Guardian DNA Products sold by INVITRO for a period of at least 18 years from and after the date each such sample was first received by MIRAGEN."

C. The parties agree that Section 8.1 of the Distributorship Agreement is hereby amended to provide that minimum quantities of Guardian DNA Products required to be purchased by INVITRO during years one through three of the Distributorship Agreement, in order for INVITRO to maintain exclusive distribution rights to the Institutional Markets, shall be as follows:

            Period                     Number of Units
            --------------             --------------------
            Year 1                      >(Symbol for greater than) 20,000
            Year 2                      >(Symbol for greater than) 36,000
            Year 3                      >(Symbol for greater than) 36,000*


  *Year 3 unit minimums will be negotiated between INVITRO and MIRAGEN at least 120 days prior to the end of Year 2 of this Agreement. Should the parties fail to agree on the number of units to be purchased in order to maintain INVITRO's exclusive distribution rights in

  Institutional Markets, and provided INVITRO has purchased at least 36,000 units in Year 2, MIRAGEN will not grant any other third party marketing and distribution rights to Guardian DNA for Institutional Markets unless MIRAGEN has notified INVITRO and has offered INVITRO a right of first refusal to such rights on terms not less favorable to INVITRO than offered to any proposed third party distributor. If MIRAGEN extends a right of first refusal to INVITRO, INVITRO is obligated to accept such an offer within 10 business days after receipt of the same, failing which INVITRO shall be deemed to have waived such rights.


D. The address for notifications to MIRAGEN and the zip code for notifications to INVITRO under Section 14.7 of the Distributorship Agreement are amended as follows:

        To MIRAGEN: MIRAGEN INC.
                          Attention:  Chief Financial Officer
                          6 Morgan, Suite 160
                          Irvine, California  92718
                          Facsimile No. (714) 454-1557

        To INVITRO:       INVITRO INTERNATIONAL
                          Attention: President
                          16632 Millikan Avenue
                          Irvine, California 92606
                          Facsimile No. (714) 851-4985


  Except as expressly amended above, no other amendments to the Distributorship Agreement are contemplated by this Amendment.

                         MIRAGEN INC.

                         By:   /s/  Kevin B. Morton
                              -----------------------------
                              Kevin B. Morton, President


                         INVITRO INTERNATIONAL

                         By:  /s/  W. Richard Ulmer
                              ------------------------------
                              W. Richard Ulmer, President








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